Exhibit (c)(4)

Rodman & Renshaw
Serving Emerging Growth Sectors For Over 50 Years

Update to Presentation

lexent
enabling the broadband future

Confidential April 16, 2003

Update to Presentation April 16, 2003 Confidential

Situation Update On April 3, 2003, Rodman & Renshaw met with representatives of Lexent and the Buyout Group to discuss Rodman's preliminary analysis of the Buyout Group's offer. Both Lexent and the Buyout Group indicated that Rodman's projections for 2003-2007 were overly optimistic, resulting in a determination that it would be appropriate for Rodman to reassess the projections with increased guidance from Lexent. Based on additional conversations with senior management of Lexent and supplemental data, Rodman revised its projections for 2003-2007. The revised projections primarily impact the discounted cash flow analysis.

Projection Revisions

3

Assumption	April 3		Current	
Revenue Growth – HOK	2003	0.0%	2003	(10.0%)
	2004-2007	3.0%	2004-2007	3.0%
Revenue Growth – LSI	2003	150.6%	2003	150.6%
	2004-2007	3.0%	2004	15.0%
			2005-2006	10.0%
			2007	5.0%
Direct Costs – HOK	2003	83.4%	2003	82.0%
	2004-2007	76.0%	2004	80.8%
			2005	79.6%
			2006-2007	78.4%
Direct Costs – NNT	2003	82.9%	2003	82.0%
	2004-2007	76.0%	2004	80.8%
			2005	79.6%
			2006-2007	78.4%
Direct Costs – LSI	2003	78.6%	2003-2007	75.0%
	2004-2007	76.0%		

lexent
enabling the broadband future

Rodman & Renshaw

Projection Revisions Assumption April 3 Current Revenue Growth - HOK 2003 0.0% 2004-2007 3.0% 2003 (10.0%) 2004-2007 3.0% Revenue Growth - LSI 2003 150.6% 2004-2007 3.0% 2003 150.6% 2004 15.0% 2005-2006 10.0% 2007 5.0% Direct Costs - HOK 2003 83.4% 2004-2007 76.0% 2003 82.0% 2004 80.8% 2005 79.6% 2006-2007 78.4% Direct Costs - NNT 2003 82.9% 2004-2007 76.0% 2003 82.0% 2004 80.8% 2005 79.6% 2006-2007 78.4% Direct Costs - LSI 2003 78.6% 2004-2007 76.0% 2003-2007 75.0%

Projection Revisions

4

Assumption	April 3		Current	
Overhead – HOK	2003-2007	11.0%	2003	12.0%
			2004	11.0%
			2005-2007	10.0%
Overhead – NNT	2003	13.5%	2003	12.0%
	2004-2007	11.0%	2004	11.0%
			2005-2007	10.0%
Overhead – LSI	2003	15.8%	2003	12.0%
	2004-2007	11.0%	2004	11.0%
			2005	10.0%
			2006-2007	9.0%
G&A Growth	2003	(8.3%)	2003	(10.0%)
	2004	(10.0%)	2004	(5.0%)
	2005-2007	1.5%	2005	(10.0%)
			2006	(5.0%)
			2007	0.0%

lexent
enabling the broadband future

Rodman & Renshaw

Projection Revisions Assumption April 3 Current Overhead - HOK 2003-2007 11.0% 12.0% 11.0% -2007 10.0% Overhead - NNT 2003 13.5% 2004-2007 11.0% 12.0% 11.0% -2007 10.0% Overhead - LSI 2003 15.8% 2004-2007 11.0% 12.0% 11.0% 10.0% -2007 9.0% G&A Growth (8.3%) (10.0%) -2007 1.5% (10.0%) (5.0%) (10.0%) (5.0%) 0.0%

Projection Revisions

5

Assumption	April 3		Current	
Capital expenditures	2003	$740K	2003	$600K
	2004-2007	$1,000K	2004	$800K
			2005-2007	$1,000K
Working capital	2003 from budget; 2004-2007 determined as % of sales based on 2003 budget		A/R set at 90 days, current liabilities (excluding restructuring and current portion of debt) set at 60 days for 2003-2007	

lexent
enabling the broadband future
Rodman & Renshaw

Projection Revisions Assumption April 3 Current Capital expenditures $740K -2007 $1,000K $600K $800K -2007 $1,000K Working capital 2003 from budget; 2004-2007 determined as % of sales based on 2003 budget A/R set at 90 days, current liabilities (excluding restructuring and current portion of debt) set at 60 days for 2003-2007

Revised Discounted Cash Flow

6

DISCOUNTED CASH FLOW	
Discount Rate	Implied Price
15.0%	$ 1.66
25.0%	$ 1.66

lexent
enabling the broadband future
Rodman & Renshaw

Revised Discounted Cash Flow Previously, the discounted cash flow analysis indicated a range of implied prices for Lexent's common stock of $1.90 to $1.92 per share.

Lexent Inc.
Summary of Analysis

TRANSACTION VALUATION

Proposed transaction price	$1.25
Shares outstanding (incl. options)	42,601

Equity value	$53,251
Plus net debt assumed	$(69,365)

Total consideration	$(16,114)
Premium to stock price	37.4%
Multiples
Total consideration/:
Revenue	NM
EBIT	NM
EBITDA	NM
Equity value/:
Book value	0.6x
Tangible net worth	0.6x

COMPARABLE COMPANY ANALYSIS

	Average	Implied
	Multiple	Price
Revenue	0.4x	$2.69
EBIT	8.0x	NM
EBITDA	5.4x	NM
Book value	0.9x	$1.80

COMPARABLE TRANSACTION ANALYSIS

	Average	Implied
	Multiple	Price
Revenue	0.6x	$3.47
EBIT	11.5x	NM
EBITDA	5.8x	NM

	Average	Implied
	Premium	Price
1 day before	15.0%	$1.05
1 week before	25.1%	$1.14
4 weeks before	32.0%	$1.20

PREMIUMS PAID

		Implied		Implied
	Average	Price	Median	Price
Small Cap.
1 day before	43.2%	$1.30	32.3%	$1.20
1 week before	51.6%	$1.38	36.5%	$1.24
4 weeks before	57.7%	$1.44	46.6%	$1.33
Comparable Industry
1 day before	27.4%	$1.16	26.8%	$1.15
1 week before	32.9%	$1.21	33.6%	$1.22
4 weeks before	40.1%	$1.27	37.5%	$1.25
Majority Shareholder Acquiror
1 day before	35.7%	$1.23	27.0%	$1.16
1 week before	38.8%	$1.26	34.0%	$1.22
4 weeks before	45.5%	$1.32	41.2%	$1.28

DISCOUNTED CASH FLOW

Discount	Implied
Rate	Price
15.0%	$1.66
25.0%	$1.66

LIQUIDATION ANALYSIS

Implied
Price
Low	$1.21
High	$1.46

Rodman & Renshaw, Inc.	1 of 18

Lexent Inc.
Valuation

Prior to Announcement		Implied Transaction Valuation

(in thousands, except per share amounts)
Current price per share (as of 2/14/03)	$0.91	Proposed transaction price	$1.25
Fully diluted shares outstanding:		Fully diluted shares outstanding:
Shares outstanding	42,205	Shares outstanding	42,205
Dilutive securities (a)	292	Dilutive securities (a)	396

Total	42,497	Total	42,601
Equity value	$38,673	Equity value	$53,251
Plus net debt assumed	$(69,365)	Plus net debt assumed	$(69,365)

Total consideration	$(30,692)	Total consideration	$(16,114)

(a)	Calculated using the treasury method.

Rodman & Renshaw, Inc.	2 of 18

Lexent Inc.
Comparable Company Analysis	Page 1

Operating Statistics
(data in thousands)

				Latest Twelve Months

		Fiscal	Financial	Net	Gross	Gross
Company	Ticker	Year End	Data As Of	Revenues (a)	Profit	Margin	EBIT (b)

Lexent,Inc. - At Announement	LXNT	12/31	12/31/02	$123,842	$(6,682)	-5.4%	$(27,375)	(d	)
Lexent Inc. - Transaction	LXNT	12/31	12/31/02	123,842	(6,682)	-5.4%	(27,375)	(d	)
Dycom Industries, Inc.	DY	07/27	01/25/03	613,559	136,594	22.3%	22,355	(e	)
EMCOR Group, Inc.	EME	12/31	12/31/02	3,968,051	482,634	12.2%	114,425
Integrated Electrical Services, Inc.	IES	09/30	12/31/02	1,448,828	215,713	14.9%	52,683	(f	)
MasTec, Inc.	MTZ	12/31	12/31/02	838,055	N/A	NM	33,136	(g	)
Quanta Services, Inc.	PWR	12/31	12/31/02	1,750,713	236,773	13.5%	76,848	(i	)
Averages (j):						15.7%

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Latest Twelve Months

		EBIT				EBITDA	Net			Net
Company	Ticker	Margin	EBITDA (c)			Margin	Income			Margin

Lexent,Inc. - At Announement	LXNT	NM	$(22,588)	(d	)	NM	$(36,224)	(e	)	NM
Lexent Inc. - Transaction	LXNT	NM	(22,588)	(d	)	NM	(36,224)	(e	)	NM
Dycom Industries, Inc.	DY	3.6%	64,767	(e	)	10.6%	9,969	(e	)	1.6%
EMCOR Group, Inc.	EME	2.9%	129,796			3.3%	62,902			1.6%
Integrated Electrical Services, Inc.	IES	3.6%	70,739	(f	)	4.9%	16,513	(f	)	1.1%
MasTec, Inc.	MTZ	4.0%	69,082	(g	)	8.2%	2,873	(h	)	0.3%
Quanta Services, Inc.	PWR	4.4%	133,900	(i	)	7.6%	23,122	(i	)	1.3%
Averages (j):		3.7%				6.6%				1.4%

(a)	Revenues exclude interest and investment income.

(b)	Earnings before interest and taxes.

(c)	EBIT plus depreciation and amortization.

(d)	Excludes provision for doubtful accounts of $0.1 million, impairment of goodwill of $1.5 million, restructuring charges of $9.1 million and non-cash stock compensation of $3.3 million.

(e)	Excludes impairment write-off of $47.9 million and bad debt expense of $21.6 million.

(f)	Excludes $1.6 million of restructuring charges.

(g)	Excludes non-recurring expenses of $93.6 million and impairment of goodwill of $79.7 million.

(h)	Excludes non-recurring expenses of $93.6 million, impairment of goodwill of $79.7 million and cumulative effect of accounting change of $25.7 million, net of taxes.

(i)	Excludes extraordinary expenses totaling $232.4 million.

(j)	Averages exclude Lexent Inc.

Rodman & Renshaw, Inc.	3 of 18

Lexent Inc.
Comparable Company Analysis	Page 2

Market and Book Value Statistics
(data in thousands, except per share amounts)

	Market Value Data					Market Capitalization Data				Book Value Statistics

	52-Week									Common	Total Cap.
			Price @	Tot. Shares	Market	Total	Cash and		Enterprise	Equity at	at Book	Total Debt/
Company	High	Low	04/14/03	Out. (a)	Cap. (b)	Debt (c)	Equiv. (d)		Value (e)	Book Value	Value (f)	Total Cap.

Lexent, Inc. - At Announement	$3.48	$0.75	$0.91	42,205	$38,406	$2,499	$74,423		$(33,518)	$91,725	$94,224	2.7%
Lexent Inc. - Transaction	3.48	0.75	1.25	42,205	52,756	2,499	74,423		(19,168)	91,725	94,224	2.7%
Dycom Industries, Inc ..	16.15	8.00	10.59	47,872	506,959	65	131,375		375,649	434,521	434,586	0.0%
EMCOR Group, Inc.	64.35	43.40	47.81	16,057	767,679	135,181	93,103		809,757	489,870	625,051	21.6%
Integrated Electrical Services, Inc.	6.49	3.10	5.40	41,832	225,894	248,780	19,062		455,612	257,211	505,991	49.2%
MasTec, Inc.	9.13	1.31	2.02	47,990	96,940	197,435	30,730	(g)	263,645	273,748	471,183	41.9%
Quanta Services, Inc.	18.90	1.75	3.46	69,550	240,644	465,241	53,901	(h)	651,984	637,671 (h)	1,102,912	42.2%
Averages (i):												31.0%

(a)	Total shares outstanding as of latest SEC filing.

(b)	Market value equals current stock price times total shares outstanding.

(c)	Total debt equals long-term debt (including capitalized leases), current maturities and other short-term borrowings.

(d)	Includes cash, restricted cash and short-term, marketable securities.

(e)	Enterprise value equals market value plus total debt plus preferred stock and minority interest less cash.

(f)	Total debt plus total common equity at book value.

(g)	Includes $22 million tax refund received in the first quarter of 2003.

(h)	Adjusted for $26 million sale of new common stock to First Reserve in October 2002.

(i)	Averages exclude Lexent Inc.

Rodman & Renshaw, Inc.	4 of 18

Lexent Inc.
Comparable Company Analysis	Page 3

Market Multiples

	Latest Twelve Months			Enterprise Value/LTM
								Mkt. Cap./
Company	EPS	P/E		Revenues	EBIT		EBITDA	Book Value

Lexent,Inc. - At Announement	$(0.86)	NM		NM	NM		NM	0.4x
Lexent Inc. - Transaction	(0.86)	NM		NM	NM		NM	0.6x
Dycom Industries, Inc.	0.20	51.9x	(b)	0.6x	16.8x	(b)	5.8x	1.2x
EMCOR Group, Inc.	4.07	11.7x		0.2x	7.1x		6.2x	1.6x
Integrated Electrical Services, Inc.	0.41	13.0x		0.3x	8.6x		6.4x	0.9x
MasTec, Inc.	0.06	33.7x	(b)	0.3x	8.0x		3.8x	0.4x
Quanta Services, Inc.	0.29	12.1x		0.4x	8.5x		4.9x	0.4x
Averages (a):		12.3x		0.4x	8.0x		5.4x	0.9x

(a)	Averages exclude Lexent Inc.

(b)	Excluded from averages.

Rodman & Renshaw, Inc.	5 of 18

18

Lexent Inc.
Comparable M&A Transactions

(data in thousands)

				Purchase
Announced	Effective			Price	Equity	Net Debt	Total
Date	Date	Acquiror	Target	Per Share	Value	Assumed (a)	Consideration

03/20/02	04/15/02	180 Connect Inc.	Viasource Communications, Inc.	N/A	N/A	N/A	$44,000
02/26/02	04/01/02	Investor group	International FiberCom, Inc.	N/A	N/A	N/A	43,900
01/07/02	02/27/02	Dycom Industries, Inc.	Arguss Communications, Inc.	$5.76	$83,779	$70,127	153,906
11/13/00	11/13/00	MagneTek, Inc.	J-Tec, Inc.	N/A	24,000	(2,346)	21,654
08/23/00	12/22/00	Bracknell Corporation	Able Telecom Holding Corp.	2.52	41,342	84,589 (e)	125,932
06/29/00	09/18/00	InfrastruX Group, Inc.	UTILX Corporation	6.13	45,809	5,517	51,326
05/26/00	05/26/00	Arguss Communications, Inc.	U.S. Communications	N/A	20,386	3,293	23,679
05/01/00	05/01/00	Orius Corp.	Hattech, Inc.	N/A	27,838	1,670	29,508
03/09/00	03/09/00	Bracknell Corporation	Sunbelt Integrated Trade Services, Inc.	N/A	N/A	N/A	127,000

[Additional columns below]

[Continued from above table, first column(s) repeated]

				Latest Twelve Month Financial Data of Target

Announced	Effective
Date	Date	Acquiror	Target	Revenues		EBIT		EBITDA		Net Income		CFFO (b)

03/20/02	04/15/02	180 Connect Inc.	Viasource Communications, Inc.	$215,147		$(20,430	) (c)	$2,145	(c)	$(28,689	) (c)	$(6,115	) (c)
02/26/02	04/01/02	Investor group	International FiberCom, Inc.	341,942		(5,161	) (d)	9,155	(d)	N/A		N/A
01/07/02	02/27/02	Dycom Industries, Inc.	Arguss Communications, Inc.	216,175		2,555		22,348		(4,976)		14,817
11/13/00	11/13/00	MagneTek, Inc.	J-Tec, Inc.	24,419		4,105		4,432		2,398		2,725
08/23/00	12/22/00	Bracknell Corporation	Able Telecom Holding Corp.	458,118		(48,253)		(36,158)		(52,569	) (f)	(40,474	) (f)
06/29/00	09/18/00	InfrastruX Group, Inc.	UTILX Corporation	108,731		2,365		6,498		1,605		5,738
05/26/00	05/26/00	Arguss Communications, Inc.	U.S. Communications	14,722		3,175		4,003		1,764		2,592
05/01/00	05/01/00	Orius Corp.	Hattech, Inc.	31,972		47		396		(208)		141
03/09/00	03/09/00	Bracknell Corporation	Sunbelt Integrated Trade Services, Inc.	265,800	(g)	N/A		27,800	(g)	N/A		N/A

[Continued from above table, first column(s) repeated]

Total Consideration to

Acquiror	Target	Revenues	EBIT		EBITDA

180 Connect Inc.	Viasource Communications, Inc.	0.2x	N/A		20.5x	(h)
Investor group	International FiberCom, Inc.	0.1x	N/A		4.8x
Dycom Industries, Inc.	Arguss Communications, Inc.	0.7x	60.2x	(h)	6.9x
MagneTek, Inc.	J-Tec, Inc.	0.9x	5.3x		4.9x
Bracknell Corporation	Able Telecom Holding Corp.	0.3x	N/A		N/A
InfrastruX Group, Inc.	UTILX Corporation	0.5x	21.7x		7.9x
Arguss Communications, Inc.	U.S. Communications	1.6x	7.5x		5.9x
Orius Corp.	Hattech, Inc.	0.9x	626.4x	(h)	74.6x	(h)
Bracknell Corporation	Sunbelt Integrated Trade Services, Inc.	0.5x	N/A		4.6x
	Averages:	0.6x	11.5x		5.8x

[Additional columns below]

[Continued from above table, first column(s) repeated]

Equity Value to

Acquiror	Target	Net Income		CFFO

180 Connect Inc.	Viasource Communications, Inc.	N/A		N/A
Investor group	International FiberCom, Inc.	N/A		N/A
Dycom Industries, Inc.	Arguss Communications, Inc.	N/A		5.7x
MagneTek, Inc.	J-Tec, Inc.	10.0x		8.8x
Bracknell Corporation	Able Telecom Holding Corp.	N/A		N/A
InfrastruX Group, Inc.	UTILX Corporation	28.5x	(h)	8.0x
Arguss Communications, Inc.	U.S. Communications	11.6x		7.9x
Orius Corp.	Hattech, Inc.	N/A		197.8x	(h)
Bracknell Corporation	Sunbelt Integrated Trade Services, Inc.	N/A		N/A
	Averages:	10.8x		7.6x

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Premium to Target Stock Price

Acquiror	Target	1 Day	1 Week	4 Weeks

180 Connect Inc.	Viasource Communications, Inc.	N/A	N/A	N/A
Investor group	International FiberCom, Inc.	N/A	N/A	N/A
Dycom Industries, Inc.	Arguss Communications, Inc.	30.3%	41.9%	53.2%
MagneTek, Inc.	J-Tec, Inc.	N/A	N/A	N/A
Bracknell Corporation	Able Telecom Holding Corp.	-25.2%	1.0%	-8.2%
InfrastruX Group, Inc.	UTILX Corporation	39.8%	32.3%	50.9%
Arguss Communications, Inc.	U.S. Communications	N/A	N/A	N/A
Orius Corp.	Hattech, Inc.	N/A	N/A	N/A
Bracknell Corporation	Sunbelt Integrated Trade Services, Inc.	N/A	N/A	N/A
	Averages:	15.0%	25.1%	32.0%

(a)	Represents total debt less cash and cash equivalents.

(b)	CFFO is equal to net income plus depreciation and amortization.

(c)	Excludes impairment of intangible assets of $65.5 million and restructuring charge of $6.7 million.

(d)	Excludes non-recurring impairment charges of $87.8 million.

(e)	Includes value of Bracknell shares issued for litigation settlement, redeemable securities and Worldcom debt.

(f)	Excludes $25.0 million litigation settlement and $12.2 million impairment of investment.

(g)	As disclosed in F-4 filed by Bracknell Corporation.

(h)	Excluded from averages.

Rodman & Renshaw, Inc.	6 of 18

Lexent Inc.

Premiums Paid Analysis — Small Cap.

Transaction Date					Stock Price Before Announcement			Premium Paid
				Transaction
Announced	Effective	Acquiror	Target	Price	1 Day	Week	4 Weeks	1 Day	Week	4 Weeks

01/05/02	04/24/02	TIBCO Software Inc	Talarian Corp	$5.30	$3.14	$2.99	$2.50	68.8%	77.3%	112.0%
01/07/02	02/27/02	Dycom Industries Inc	Arguss Communications Inc	5.76	4.42	4.06	3.76	30.3%	41.9%	53.2%
01/07/02	03/20/02	Chiron Corp	Matrix Pharmaceutical Inc	2.21	2.59	1.57	1.25	-14.7%	40.8%	76.8%
01/25/02	04/10/02	Lone Star Fund	Shoney's Inc	0.36	0.39	0.31	0.28	-7.7%	16.1%	28.6%
01/28/02	05/14/02	Investor Group	Jenny Craig Inc	5.30	3.15	2.85	3.08	68.3%	86.0%	72.1%
01/29/02	05/01/02	InTown Suites Management	Suburban Lodges of America Inc	9.04	8.00	7.73	6.85	13.0%	16.9%	32.0%
02/07/02	08/22/02	BioMarin Pharmaceutical Inc	Glyko Biomedical Ltd	4.14	6.35	5.50	7.00	-34.8%	-24.7%	-40.9%
02/08/02	04/20/02	SHL Telemedicine Ltd	Raytel Medical Corp	10.25	8.00	8.00	7.65	28.1%	28.1%	34.0%
02/10/02	10/28/02	JAKKS Pacific Inc	Toymax International Inc	4.50	3.05	1.90	1.87	47.5%	136.8%	140.6%
02/13/02	05/15/02	Investor Group	Deltek Systems Inc	7.15	6.04	5.56	5.04	18.4%	28.6%	41.9%
02/14/02	07/26/02	Investor Group	dick clark productions inc	14.50	10.93	9.70	9.70	32.7%	49.5%	49.5%
02/20/02	03/22/02	SCC Contracting Inc	Sevenson Environmental Svcs	16.00	12.70	12.70	12.70	26.0%	26.0%	26.0%
02/27/02	05/05/02	Baxter International Inc	Fusion Medical Technologies	10.00	8.30	8.09	7.49	20.5%	23.6%	33.5%
03/11/02	05/23/02	Valueclick Inc	Be Free Inc	1.95	1.55	1.53	2.15	25.8%	27.5%	-9.3%
03/11/02	06/28/02	Chesapeake Energy Corp	Canaan Energy Corp	18.00	9.75	9.82	10.05	84.6%	83.3%	79.1%
03/18/02	04/26/02	Santos Ltd	Esenjay Exploration Inc	2.84	2.72	2.77	2.63	4.4%	2.5%	8.0%
03/18/02	09/13/02	Network Associates Inc	McAfee.com Corp	15.43	15.54	17.40	16.25	-0.7%	-11.3%	-5.0%
03/18/02	05/14/02	MSC.Software Corp	Mechanical Dynamics Inc	18.85	12.01	14.29	11.00	57.0%	31.9%	71.4%
03/20/02	07/03/02	Schering AG	Collateral Therapeutics Inc	11.25	5.09	4.95	4.25	121.0%	127.3%	164.7%
03/20/02	09/09/02	S&T Bancorp Inc	Peoples Financial Corp Inc	52.20	38.25	38.25	37.00	36.5%	36.5%	41.1%
03/21/02	08/30/02	South Financial Group Inc	Gulf West Banks Inc	13.95	13.30	12.90	11.25	4.9%	8.1%	24.0%
03/22/02	07/07/02	Instrumentarium Corp	SpaceLabs Medical Inc	14.25	15.45	15.30	13.00	-7.8%	-6.9%	9.6%
03/26/02	07/22/02	RBC Centura Banks Inc	Eagle Bancshares Inc	26.00	17.50	16.00	15.45	48.6%	62.5%	68.3%
04/02/02	06/14/02	Kroll Inc	ONTRACK Data International	15.51	9.71	9.50	8.67	59.7%	63.3%	78.9%
04/11/02	08/31/02	Banknorth Group Inc	Bancorp Connecticut Inc	28.00	22.85	22.30	22.50	22.5%	25.6%	24.4%
04/22/02	06/10/02	IXYS Corp	Clare Inc	5.58	6.08	4.85	3.36	-8.2%	15.1%	66.1%
04/23/02	06/05/02	Mentor Graphics Corp	Innoveda Inc	3.95	2.45	2.36	2.01	61.2%	67.4%	96.5%
04/24/02	06/28/02	Cadence Design Systems Inc	Simplex Solutions Inc	14.35	11.63	10.88	9.94	23.4%	31.9%	44.4%
04/25/02	07/17/02	Plantation Petroleum Holdings	Maynard Oil Co	17.00	18.95	18.40	19.50	-10.3%	-7.6%	-12.8%
04/29/02	07/31/02	Synovus Financial Corp	Community Financial Group	26.00	18.54	18.50	18.50	40.2%	40.5%	40.5%
05/02/02	07/31/02	MeriStar Hotels & Resorts Inc	Interstate Hotels Corp	5.57	2.61	2.51	2.58	113.4%	121.9%	115.9%
05/02/02	06/18/02	Level 3 Communications Inc	Software Spectrum Inc	37.00	16.64	16.70	18.50	122.4%	121.6%	100.0%
05/08/02	09/27/02	Olin Corp	Chase Industries Inc	11.52	14.50	14.00	11.80	-20.6%	-17.7%	-2.4%
05/14/02	07/08/02	Boston Scientific Corp	BEI Medical Systems Co	6.84	5.52	5.07	5.80	23.9%	34.9%	17.9%
05/15/02	06/27/02	Cardinal Health Inc	Boron LePore & Associates Inc	16.00	13.33	12.10	12.20	20.0%	32.2%	31.1%
05/15/02	06/26/02	Kellwood Co	Gerber Childrenswear	6.85	8.25	6.80	7.60	-17.0%	0.7%	-9.9%
05/16/02	01/01/03	NSB Holding Corp	Liberty Bancorp	26.50	18.23	18.25	17.87	45.4%	45.2%	48.3%
05/21/02	07/25/02	Castle Harlan Inc	Morton's Restaurant Group Inc	17.00	15.23	15.50	12.98	11.6%	9.7%	31.0%
05/23/02	10/29/02	SymmetriCom Inc	Datum Inc	16.84	11.41	11.22	11.92	47.6%	50.1%	41.3%
05/29/02	08/01/02	Openwave Systems Inc	SignalSoft Corp	2.26	1.06	1.05	1.17	113.2%	115.2%	93.2%
05/30/02	07/31/02	Tier Technologies Inc	Official Payments Corp	3.00	2.23	2.08	2.44	34.5%	44.2%	23.0%
06/10/02	07/22/02	Novell Inc	SilverStream Software Inc	9.00	5.14	4.81	4.90	75.1%	87.1%	83.7%

Rodman & Renshaw, Inc.	7 of 18

Lexent Inc.

Premiums Paid Analysis — Small Cap.

Transaction Date					Stock Price Before Announcement			Premium Paid
				Transaction
Announced	Effective	Acquiror	Target	Price	1 Day	Week	4 Weeks	1 Day	Week	4 Weeks

06/10/02	09/06/02	SmartForce PLC	SkillSoft Corp	12.67	15.10	17.62	17.92	-16.1%	-28.1%	-29.3%
06/12/02	11/15/02	Cornerstone Equity Investors	Vestcom International Inc	6.25	4.15	3.80	3.50	50.6%	64.5%	78.6%
06/25/02	08/23/02	Liberty Broadband Interactive	Wink Communications Inc	3.00	2.79	1.87	2.31	7.5%	60.4%	29.9%
07/23/02	11/18/02	Umpqua Holdings Corp	Centennial Bancorp	9.35	7.00	7.49	7.40	33.6%	24.8%	26.4%
07/23/02	09/20/02	Synopsys Inc	inSilicon Corp	4.05	2.45	2.45	2.53	65.3%	65.3%	60.1%
07/26/02	02/28/03	Samuel J Heyman	International Specialty Prods	10.30	9.88	10.13	7.70	4.3%	1.7%	33.8%
07/26/02	02/07/03	Valhi Inc	Tremont Corp	65.21	33.20	30.39	29.80	96.4%	114.6%	118.8%
08/01/02	09/09/02	Four Seasons Health Care Ltd	Omega Worldwide Inc	3.32	2.20	2.05	2.00	50.9%	62.0%	66.0%
08/08/02	12/31/02	Banknorth Group Inc	Warren Bancorp Inc	15.75	10.56	12.25	12.20	49.1%	28.6%	29.1%
08/12/02	09/13/02	NRT Inc	DeWolfe Cos Inc	19.00	9.11	8.90	12.60	108.6%	113.5%	50.8%
08/19/02	11/01/02	Berkshire Hathaway Inc	CTB International Corp	12.75	14.67	14.73	12.46	-13.1%	-13.4%	2.3%
08/29/02	01/29/03	RBC Centura Banks Inc	Admiralty Bancorp Inc	26.00	23.32	22.99	21.00	11.5%	13.1%	23.8%
09/25/02	12/13/02	KeyCorp	Union Bankshares Ltd	22.63	13.75	13.00	13.00	64.6%	74.1%	74.1%
10/09/02	01/07/03	Borland Software Corp	Starbase Corp	2.75	0.80	0.76	0.83	243.8%	261.4%	231.3%
10/21/02	01/08/03	King Pharmaceuticals Inc	Meridian Medical Technologies	44.50	38.15	36.77	29.49	16.6%	21.0%	50.9%
10/22/02	12/13/02	Microsoft Corp	Vicinity Corp	3.33	2.24	2.24	2.23	48.7%	48.7%	49.3%
10/24/02	12/02/02	DRS Technologies Inc	Paravant Inc	4.75	3.60	3.50	3.71	31.9%	35.7%	28.0%
11/04/02	02/05/03	SHPS Inc	Ebenx Inc	4.85	1.97	1.65	1.67	146.2%	193.9%	190.4%
11/08/02	02/28/03	Chittenden Corp	Granite State Bankshares	46.00	36.88	35.40	31.38	24.7%	29.9%	46.6%
11/08/02	01/21/03	Investor Group	Prophet 21 Inc	16.30	13.00	12.00	9.16	25.4%	35.8%	77.9%
11/11/02	02/03/03	Hyseq Pharmaceuticals Inc	Variagenics Inc	2.22	0.96	1.04	0.74	131.3%	113.6%	200.0%
11/12/02	12/19/02	Berwind Co LLC	Hunt Corp	12.50	9.45	9.53	9.10	32.3%	31.2%	37.4%
11/14/02	02/10/03	Johnson & Johnson	OraPharma Inc	7.41	7.25	4.44	4.83	2.2%	66.9%	53.4%
11/21/02	03/06/03	H Lundbeck A/S	Synaptic Pharmaceutical Corp	6.50	6.00	4.00	4.01	8.3%	62.5%	62.1%
12/05/02	03/03/03	Dun & Bradstreet Corp	Hoovers Inc	7.00	5.29	5.58	5.14	32.3%	25.4%	36.2%
01/13/03	03/01/03	Synopsys Inc	Numerical Technologies Inc	7.00	3.70	3.70	3.10	89.2%	89.2%	125.8%
01/21/03	03/03/03	Forrester Research Inc	Giga Information Group Inc	4.75	1.56	1.73	1.55	204.5%	174.6%	206.5%
							Average:	43.2%	51.6%	57.7%
							Median:	32.3%	36.5%	46.6%
							Low:	-34.8%	-28.1%	-40.9%
							High:	243.8%	261.4%	231.3%

Rodman & Renshaw, Inc.	8 of 18

Lexent Inc.

Premiums Paid Analysis — Comparable Industry

Transaction Date					Stock Price Before Announcement			Premium Paid
				Transaction
Announced	Effective	Acquiror	Target	Price	1 Day	Week	4 Weeks	1 Day	Week	4 Weeks

01/18/99	06/30/99	Vodafone Group PLC	AirTouch Communications Inc	$97.52	$69.38	$64.94	$56.88	40.6%	50.2%	71.5%
01/29/99	04/19/00	New England Electric System	Eastern Utilities Associates	31.43	30.00	28.63	28.25	4.8%	9.8%	11.3%
02/01/99	05/21/99	America Online Inc	MovieFone Inc	29.25	25.00	21.25	16.50	17.0%	37.6%	77.3%
02/17/99	02/10/00	SCANA Corp	PSNC	33.00	22.75	22.75	25.00	45.1%	45.1%	32.0%
03/04/99	12/29/00	UtiliCorp United Inc	St Joseph Light & Power Co	24.15	16.88	17.00	17.13	43.1%	42.1%	41.0%
03/15/99	10/25/99	El Paso Energy Corp	Sonat Inc	35.75	30.06	25.75	25.62	18.9%	38.8%	39.5%
03/17/99	09/28/99	Global Crossing Ltd	Frontier Corp	49.20	44.63	38.63	34.75	10.3%	27.4%	41.6%
03/23/99	05/27/99	ServiceMaster Co	American Residential Services	5.75	4.38	3.38	3.44	31.4%	70.4%	67.3%
03/25/99	08/18/00	Northern States Power Co	New Century Energies Inc	42.24	38.69	39.00	41.25	9.2%	8.3%	2.4%
04/23/99	02/08/00	Energy East Corp	Connecticut Energy	42.00	31.31	28.00	25.44	34.1%	50.0%	65.1%
05/03/99	08/24/99	Investor Group	Cellular Commun of Puerto Rico	29.50	23.75	26.13	27.50	24.2%	12.9%	7.3%
05/05/99	10/29/99	Thermo Electron Corp	Thermo Power Corp	12.00	11.38	12.19	8.50	5.5%	-1.5%	41.2%
05/18/99	10/05/99	Metromedia International Group	PLD Telekom Inc	2.74	2.75	2.75	2.75	-0.4%	-0.4%	-0.4%
05/21/99	07/30/99	Tandy Corp	AmeriLink Corp	15.34	10.88	9.94	7.13	41.1%	54.4%	115.3%
05/25/99	04/07/00	Investor Group	TNP Enterprises Inc	44.00	34.94	32.94	32.00	25.9%	33.6%	37.5%
05/28/99	10/01/99	MCI WorldCom	SkyTel Communications Inc	19.97	19.31	20.06	17.13	3.4%	-0.5%	16.6%
06/01/99	01/07/00	Yorkshire Water PLC	Aquarion Co	37.05	31.06	28.94	26.56	19.3%	28.0%	39.5%
06/01/99	01/14/00	Liberty Media Group	Associated Group Inc	67.47	65.00	65.25	57.88	3.8%	3.4%	16.6%
06/02/99	09/23/99	Westwood One Inc	Metro Networks Inc	52.50	55.50	57.00	50.06	-5.4%	-7.9%	4.9%
06/07/99	11/04/99	Southern Union Co	Pennsylvania Enterprises Inc	35.00	29.69	29.00	25.88	17.9%	20.7%	35.3%
06/11/99	03/31/00	Indiana Energy Inc	SIGCORP Inc	30.08	29.50	30.00	30.00	2.0%	0.3%	0.3%
06/14/99	06/30/00	Qwest Commun Int Inc	US WEST Inc	82.47	62.25	54.94	55.06	32.5%	50.1%	49.8%
06/15/99	09/01/00	Energy East Corp	CMP Group Inc	29.50	20.06	20.56	20.75	47.0%	43.5%	42.2%
06/15/99	03/01/00	Northeast Utilities	Yankee Energy System Inc	45.00	32.50	30.63	29.63	38.5%	46.9%	51.9%
06/23/99	02/28/00	VoiceStream Wireless Corp	Omnipoint Corp	32.23	20.75	18.00	17.63	55.3%	79.1%	82.9%
06/28/99	04/26/00	Wisconsin Energy Corp	WICOR Inc	31.50	26.56	24.38	25.50	18.6%	29.2%	23.5%
06/30/99	09/01/00	Energy East Corp	CTG Resources Inc	41.00	35.63	32.94	26.94	15.1%	24.5%	52.2%
07/15/99	11/08/00	Eastern Enterprises	EnergyNorth Inc	47.00	29.69	29.63	28.63	58.3%	58.6%	64.2%
07/19/99	01/06/00	AirTouch Cellular	CommNet Cellular Inc	31.00	30.25	32.06	21.43	2.5%	-3.3%	44.7%
07/21/99	11/09/99	Cincinnati Bell Inc	IXC Communications Inc	49.43	36.25	37.31	42.00	36.4%	32.5%	17.7%
08/13/99	09/22/99	Hochtief AG	Turner Corp	28.63	25.31	27.00	21.25	13.1%	6.0%	34.7%
08/22/99	11/29/00	Carolina Power & Light Co	Florida Progress Corp	54.00	44.63	42.63	41.75	21.0%	26.7%	29.3%
08/23/99	11/23/99	PSINet Inc	Transaction Network Services	45.28	34.25	28.00	28.93	32.2%	61.7%	56.5%
08/23/99	07/27/00	Suez Lyonnaise des Eaux SA	United Water Resources Inc	35.00	31.06	24.13	23.19	12.7%	45.1%	50.9%
08/27/99	12/08/99	Viatel Inc	Destia Communications Inc	18.63	13.93	10.81	10.59	33.7%	72.3%	75.9%
09/20/99	05/01/00	VoiceStream Wireless Corp	Aerial Communications Inc	25.51	20.00	18.69	15.00	27.6%	36.5%	70.1%
09/23/99	10/20/00	PECO Energy Co	Unicom Corp	33.90	37.06	38.88	39.38	-8.5%	-12.8%	-13.9%
10/05/99	05/31/01	DTE Energy Co	MCN Energy Group Inc	28.68	17.69	17.06	18.13	62.1%	68.1%	58.2%
10/25/99	03/14/00	Investor Group	MidAmerican Energy Holdings Co	35.05	27.25	27.63	28.94	28.6%	26.9%	21.1%
11/04/99	11/08/00	KeySpan Corp	Eastern Enterprises	64.00	51.56	50.38	48.25	24.1%	27.0%	32.6%
11/08/99	11/10/00	Arch Communications Group Inc	PageNet	0.85	0.97	1.09	0.75	-12.3%	-22.3%	13.3%

Rodman & Renshaw, Inc.	9 of 18

Lexent Inc.

Premiums Paid Analysis — Comparable Industry

Transaction Date					Stock Price Before Announcement			Premium Paid
				Transaction
Announced	Effective	Acquiror	Target	Price	1 Day	Week	4 Weeks	1 Day	Week	4 Weeks

11/15/99	09/28/00	Southern Union Co	Providence Energy Corp	42.50	32.88	31.31	27.88	29.3%	35.7%	52.5%
11/22/99	11/29/00	Thames Water PLC	E'town Corp	68.00	51.88	52.00	45.63	31.1%	30.8%	49.0%
12/01/99	09/20/00	Southern Union Co	Valley Resources Inc	25.00	20.50	18.94	14.25	22.0%	32.0%	75.4%
12/13/99	02/09/00	Mail.com Inc	NetMoves	9.87	5.50	5.06	3.94	79.5%	95.0%	150.7%
12/22/99	04/26/00	GPU Inc	MYR Group Inc	30.10	21.00	20.63	18.88	43.3%	45.9%	59.5%
01/10/00	06/19/00	NextLink Communications Inc	Concentric Network Corp	45.00	30.00	31.63	25.00	50.0%	42.3%	80.0%
01/18/00	01/29/01	El Paso Energy Corp	Coastal Corp	45.66	36.00	34.13	33.44	26.8%	33.8%	36.6%
01/31/00	08/15/00	Thermo Electron Corp	Thermo Ecotek	7.00	6.25	5.75	5.19	12.0%	21.7%	34.9%
01/31/00	08/25/00	Standard Pacific Corp	Writer Corp	3.35	2.25	1.91	1.50	48.9%	75.8%	123.3%
02/17/00	05/02/00	Lennar Corp	US Home Corp	36.00	24.88	25.25	27.06	44.7%	42.6%	33.0%
02/28/00	11/01/00	NiSource Inc	Columbia Energy Group	72.60	57.06	59.94	65.00	27.2%	21.1%	11.7%
02/28/00	12/11/00	PowerGen PLC	LG&E Energy Corp	24.85	15.75	15.69	17.00	57.8%	58.4%	46.2%
02/29/00	11/13/00	TeleCorp PCS Inc	Tritel Inc	41.04	24.00	23.63	26.94	71.0%	73.7%	52.4%
03/13/00	06/22/00	Coachmen Industries Inc	Mod U Kraf Homes Inc	11.75	5.50	5.50	5.88	113.6%	113.6%	100.0%
03/20/00	11/29/00	RMI.NET Inc	Internet Communications Corp	0.42	3.56	4.00	2.94	-88.2%	-89.5%	-85.7%
06/29/00	10/01/00	Infrastrux Group Inc	Utilx Corp	6.13	4.38	4.63	4.06	40.1%	32.5%	50.9%
06/30/00	10/10/01	NS Power Hldg Inc	Bangor Hydro-Electric Co	26.81	15.00	15.25	15.13	78.7%	75.8%	77.3%
07/17/00	03/27/01	AES Corp	IPALCO Enterprises Inc	25.00	21.50	21.38	19.94	16.3%	17.0%	25.4%
07/24/00	05/31/01	Deutsche Telekom AG	VoiceStream Wireless Corp	93.96	124.94	117.06	116.87	-24.8%	-19.7%	-19.6%
08/08/00	11/06/01	FirstEnergy Corp	GPU Inc	36.50	30.70	26.69	28.19	18.9%	36.8%	29.5%
08/24/00	12/22/00	Bracknell Corp	Able Telcom Holding Corp	2.52	3.38	2.50	2.75	-25.3%	0.8%	-8.4%
08/27/00	05/31/01	VoiceStream Wireless Corp	Powertel Inc	106.01	86.63	83.06	86.06	22.4%	27.6%	23.2%
08/28/00	01/24/01	Hovnanian Enterprises Inc	Washington Homes Inc	10.08	7.13	7.25	6.50	41.5%	39.0%	55.1%
09/05/00	07/01/01	WorldCom Inc	Intermedia Communications Inc	16.19	22.88	20.88	19.44	-29.2%	-22.4%	-16.7%
09/05/00	01/31/02	National Grid Group PLC	Niagara Mohawk Holdings Inc	19.00	13.88	12.75	14.00	36.9%	49.0%	35.7%
10/02/00	04/25/01	Genesis Malaysia Maju Fund	Vialog Corp	7.19	8.81	7.88	8.19	-18.4%	-8.7%	-12.2%
10/03/00	12/07/00	McLeodUSA Inc	CapRock Communications Corp	5.06	5.06	5.53	5.44	0.0%	-8.5%	-6.9%
10/12/00	12/31/00	Technical Olympic USA Inc	Engle Homes Inc	19.10	15.75	15.63	15.75	21.3%	22.2%	21.3%
10/27/00	03/16/01	Enron Corp	Azurix Corp	8.38	3.56	3.56	3.58	135.2%	135.2%	134.2%
11/03/00	04/02/01	Cendant Corp	Fairfield Communities Inc	16.00	13.94	12.50	10.56	14.8%	28.0%	51.5%
02/12/01	08/01/02	Potomac Electric Power Company	Conectiv Inc	25.00	21.00	18.82	18.38	19.0%	32.8%	36.1%
02/20/01	06/28/02	Energy East Corp	RGS Energy Group	39.37	33.10	33.10	30.06	18.9%	18.9%	31.0%
03/16/01	05/11/01	Enbridge Inc	Midcoast Energy Resources Inc	27.00	25.20	26.25	22.60	7.1%	2.9%	19.5%
04/27/01	07/09/01	TransWestern Publishing Co LLC	WorldPages.com Inc	3.00	2.20	2.35	1.85	36.4%	27.7%	62.2%
05/01/01	07/31/01	Pulte Homes Inc	Del Webb Corp	41.82	33.80	30.80	30.50	23.7%	35.8%	37.1%
09/17/01	01/10/03	RWE AG	American Water Works Co Inc	46.00	32.74	33.43	31.14	40.5%	37.6%	47.7%
09/24/01	12/12/01	VeriSign Inc	Illuminet Holdings Inc	35.62	34.98	34.06	31.48	1.8%	4.6%	13.2%
09/27/01	02/19/02	Reliant Resources Inc	Orion Power Holdings Inc	26.80	19.20	17.65	22.40	39.6%	51.8%	19.6%
10/08/01	02/15/02	AT&T Wireless Services Inc	TeleCorp PCS Inc	14.51	10.04	10.01	13.01	44.5%	45.0%	11.5%
10/23/01	02/22/02	DR Horton Inc	Schuler Homes Inc	21.96	12.00	11.82	12.11	83.0%	85.8%	81.3%
11/07/01	01/07/02	UtiliCorp United Inc	Aquila Inc	20.69	17.99	18.35	24.65	15.0%	12.8%	-16.1%

Rodman & Renshaw, Inc.	10 of 18

Lexent Inc.

Premiums Paid Analysis — Comparable Industry

Transaction Date					Stock Price Before Announcement			Premium Paid
				Transaction
Announced	Effective	Acquiror	Target	Price	1 Day	Week	4 Weeks	1 Day	Week	4 Weeks

11/21/01	05/24/02	D&E Communications Inc	Conestoga Enterprises Inc	33.00	24.50	23.76	24.10	34.7%	38.9%	36.9%
01/07/02	02/27/02	Dycom Industries Inc	Arguss Communications Inc	5.76	4.42	4.06	3.76	30.3%	41.9%	53.2%
01/10/02	02/21/02	US RealTel Inc	Cypress Communications Inc	3.50	1.99	1.86	1.50	75.9%	88.2%	133.3%
01/30/02	04/17/02	Beazer Homes USA	Crossmann Communities Inc	46.48	30.23	30.99	33.00	53.8%	50.0%	40.8%
02/15/02	06/03/02	Xcel Energy Inc	NRG Energy Inc	12.86	10.00	9.60	13.27	28.6%	34.0%	-3.1%
							Average:	27.4%	32.9%	40.1%
							Median:	26.8%	33.6%	37.5%
							Low:	-88.2%	-89.5%	-85.7%
							High:	135.2%	135.2%	150.7%

Rodman & Renshaw, Inc.	11 of 18

Lexent Inc.

Premiums Paid Analysis — Majority Shareholder Acquiror

Transaction Date					Stock Price Before Announcement			Premium Paid
				Transaction
Announced	Effective	Acquiror	Target	Price	1 Day	Week	4 Weeks	1 Day	Week	4 Weeks

02/24/99	05/21/99	Investor Group	Industrial Scientific	$28.50	$20.50	$20.38	$20.50	39.0%	39.9%	39.0%
03/08/99	12/01/99	Investor Group	ENStar Inc	12.50	8.00	7.88	8.25	56.3%	58.7%	51.5%
03/09/99	06/30/99	Kerr-McGee Corp	Sun Energy Partners LP	5.75	4.06	4.00	3.81	41.6%	43.8%	50.9%
03/21/99	07/01/99	Viacom Inc	Spelling Entertainment Group	9.75	9.00	6.81	6.31	8.3%	43.2%	54.5%
03/24/99	11/04/99	Warburg, Pincus Ventures Inc	Knoll Inc	28.00	15.25	18.44	19.13	83.6%	51.9%	46.4%
04/01/99	08/15/99	Vivendi SA	Aqua Alliance Inc	2.90	2.25	2.44	1.44	28.9%	19.0%	101.7%
04/12/99	06/30/99	Investor Group	Meadowcraft Inc	10.00	6.06	6.13	5.63	64.9%	63.3%	77.8%
04/29/99	08/09/99	Killearn Inc	Killearn Properties Inc	5.50	5.00	5.00	5.13	10.0%	10.0%	7.3%
05/05/99	10/29/99	Thermo Electron Corp	Thermo Power Corp	12.00	11.38	12.19	8.50	5.5%	-1.5%	41.2%
05/07/99	07/30/99	McDermott International Inc	J Ray McDermott SA	35.62	30.50	31.50	29.87	16.8%	13.1%	19.3%
05/21/99	12/10/99	Thermo Instrument Systems Inc	ThermoSpectra	16.00	11.50	11.13	9.94	39.1%	43.8%	61.0%
07/13/99	01/07/00	Thermo Instrument Systems Inc	Thermo Vision	7.00	4.00	4.38	3.38	75.0%	60.0%	107.4%
10/20/99	06/06/00	Thermo Electron Corp	Thermoretec Corp	7.00	5.50	5.25	5.19	27.3%	33.3%	34.9%
11/05/99	11/05/99	Discount Investment Corp	PEC Israel Economic Corp	36.50	36.44	36.13	35.50	0.2%	1.0%	2.8%
11/16/99	09/22/00	Thermo Electron Corp	Thermo TerraTech Inc	6.00	7.13	6.63	5.38	-15.8%	-9.4%	11.6%
12/01/99	04/19/00	Boise Cascade Corp	Boise Cascade Office Products	16.50	11.50	10.63	10.31	43.5%	55.3%	60.0%
12/08/99	06/19/00	Heico Companies LLC	Robertson-Ceco Corp	11.50	7.88	8.00	8.13	46.0%	43.8%	41.5%
12/15/99	08/15/00	Thermo Electron Corp	ThermoLase Corp	2.73	2.38	2.13	1.88	14.9%	28.5%	45.6%
12/17/99	08/15/00	Thermo Electron Corp	ThermoTrex Corp	8.26	8.75	8.31	8.00	-5.6%	-0.6%	3.3%
01/19/00	04/19/00	Metropolitan Life Insurance Co	Conning Corp	12.50	10.81	9.00	8.22	15.6%	38.9%	52.1%
01/31/00	05/03/00	Thermo Instrument Systems Inc	Metrika Systems Corp	9.00	9.63	9.00	6.13	-6.5%	0.0%	46.9%
01/31/00	04/13/00	Thermo Instrument Systems Inc	ONIX Systems Inc	9.00	8.75	7.75	6.50	2.9%	16.1%	38.5%
01/31/00	04/12/00	Thermedics	Thermedics Detection Inc	8.00	7.94	7.94	7.00	0.8%	0.8%	14.3%
01/31/00	04/20/00	Thermo Instrument Systems Inc	Thermo BioAnalysis	28.00	18.50	18.00	18.25	51.4%	55.6%	53.4%
01/31/00	05/12/00	Thermo Instrument Systems Inc	Thermo Optek Corp	15.00	14.06	15.81	10.63	6.7%	-5.1%	41.2%
01/31/00	04/04/00	Thermedics	Thermo Sentron Inc	15.50	14.44	14.50	14.50	7.4%	6.9%	6.9%
01/31/00	05/12/00	Thermo Instrument Systems Inc	ThermoQuest Corp	17.00	12.50	11.56	10.50	36.0%	47.0%	61.9%
01/31/00	06/30/00	Thermo Electron Corp	Thermedics	10.80	6.13	5.81	5.31	76.3%	85.8%	103.3%
02/02/00	06/30/00	Thermo Electron Corp	Thermo Instrument Systems Inc	20.40	16.06	15.31	10.50	27.0%	33.2%	94.3%
03/14/00	06/20/00	Alcoa Inc	Howmet International Inc	21.00	18.50	18.63	18.38	13.5%	12.8%	14.3%
03/17/00	09/15/00	BP Amoco PLC	Vastar Resources Inc	83.00	71.44	61.50	49.00	16.2%	35.0%	69.4%
03/23/00	06/08/00	Security Capital Group Inc	Homestead Village Inc	4.10	2.75	2.63	2.06	49.1%	56.2%	98.8%
03/27/00	06/27/00	Hartford Fin Svcs Group Inc	Hartford Life	50.50	42.56	36.00	35.25	18.6%	40.3%	43.3%
04/24/00	07/17/00	Investor Group	Cherry Corp	26.40	13.00	12.63	15.50	103.1%	109.1%	70.3%
05/04/00	12/31/00	Intermountain Industries	Petroglyph Energy Inc	2.85	2.00	1.38	1.63	42.5%	107.3%	75.4%
07/09/00	09/14/00	Invitrogen Corp	Life Technologies Inc	60.00	49.00	49.00	50.00	22.4%	22.4%	20.0%
07/20/00	11/17/00	Kennametal Inc	JLK Direct Distribution Inc	8.75	5.88	4.50	5.19	48.9%	94.4%	68.7%
07/27/00	09/13/00	Investor Group	Brookdale Living Communities	15.25	15.00	14.88	14.56	1.7%	2.5%	4.7%
08/14/00	07/13/01	News Corp Ltd	BHC Communications Inc	165.00	141.75	145.50	150.00	16.4%	13.4%	10.0%
08/15/00	02/21/01	Viacom Inc	Infinity Broadcasting Corp	32.89	35.25	37.44	35.38	-6.7%	-12.1%	-7.0%
08/30/00	01/03/01	AXA Group	AXA Financial Inc	54.63	52.25	49.75	40.69	4.6%	9.8%	34.3%
09/01/00	12/18/00	Minolta Investments Co	Minolta-QMS Inc	6.00	3.00	3.00	3.06	100.0%	100.0%	95.9%

Rodman & Renshaw, Inc.	12 of 18

Lexent Inc.

Premiums Paid Analysis — Majority Shareholder Acquiror

Transaction Date					Stock Price Before Announcement			Premium Paid
				Transaction
Announced	Effective	Acquiror	Target	Price	1 Day	Week	4 Weeks	1 Day	Week	4 Weeks

09/21/00	03/09/01	Ford Motor Co	Hertz Corp	35.50	24.25	24.88	31.69	46.4%	42.7%	12.0%
10/25/00	07/31/01	Investor Group	Uno Restaurant Corp	9.75	7.31	6.06	6.81	33.3%	60.8%	43.1%
10/27/00	03/16/01	Enron Corp	Azurix Corp	8.38	3.56	3.56	3.58	135.2%	135.2%	134.2%
11/10/00	01/31/01	HCH Acquisition Corp	Holt's Cigar Holding Inc	5.50	3.50	3.81	3.56	57.1%	44.3%	54.4%
12/14/00	08/31/01	O Gene Bicknell	NPC International Inc	11.55	10.38	10.81	8.75	11.3%	6.8%	32.0%
12/20/00	04/12/01	Vitamin Shoppe Industries Inc	Vitaminshoppe.com Inc	1.00	0.31	0.47	0.38	220.0%	113.3%	166.7%
01/16/01	12/01/01	Investor Group	Leslie Fay Co Inc	5.00	2.88	2.81	3.13	73.9%	77.8%	60.0%
02/15/01	09/28/01	Westfield America Trust	Westfield America Inc	16.25	14.45	14.55	14.19	12.5%	11.7%	14.5%
03/26/01	08/21/01	Credit Suisse First Boston	CSFBdirect	6.00	2.50	2.97	3.45	140.0%	102.0%	73.9%
05/09/01	07/26/02	Investor Group	Pierre Foods Inc	2.50	1.63	0.97	1.00	53.8%	158.1%	150.0%
05/14/01	10/31/01	Seneca Investments LLC	Agency.com Ltd	3.35	2.05	2.31	1.28	63.4%	45.0%	161.7%
05/23/01	09/28/01	Electronic Data Systems Corp	Unigraphics Solutions Inc	32.50	21.25	19.25	17.98	52.9%	68.8%	80.8%
05/30/01	09/06/01	Bacou SA	Bacou USA Inc	28.50	23.40	24.30	25.60	21.8%	17.3%	11.3%
06/06/01	12/13/01	Liberty Mutual Insurance Co	Liberty Financial Cos Inc	33.70	27.00	24.06	24.00	24.8%	40.1%	40.4%
08/01/01	01/18/02	Dwain Neumann	National Home Centers Inc	1.40	1.11	1.16	1.05	26.1%	20.7%	33.3%
08/16/01	01/24/03	Northwest Bancorp	Leeds Federal Bankshares Inc	32.00	16.40	16.75	16.35	95.1%	91.0%	95.7%
08/21/01	02/26/02	Thermo Electron Corp	Spectra Physics Inc	17.50	13.69	17.61	19.00	27.8%	-0.6%	-7.9%
09/13/01	12/28/01	MRV Communications Inc	Luminent Inc	1.26	1.35	1.20	2.70	-6.7%	5.0%	-53.3%
10/01/01	02/13/02	Investor Group	NCH Corp	52.50	39.19	39.30	44.20	34.0%	33.6%	18.8%
10/12/01	03/15/02	Liberty Media Corp	Liberty Digital	3.23	2.93	3.13	4.49	10.2%	3.2%	-28.1%
11/07/01	01/07/02	UtiliCorp United Inc	Aquila Inc	20.69	17.99	18.35	24.65	15.0%	12.8%	-16.1%
02/04/02	03/21/02	Limited Inc	Intimate Brands Inc	19.72	17.90	16.72	15.81	10.2%	17.9%	24.7%
02/15/02	06/03/02	Xcel Energy Inc	NRG Energy Inc	12.86	10.00	9.60	13.27	28.6%	34.0%	-3.1%
02/19/02	04/11/02	Sabre Holdings Corp	Travelocity.com Inc	28.00	19.20	19.96	22.86	45.8%	40.3%	22.5%
03/04/02	06/28/02	IOS Brands Corp	FTD.COM INC	3.35	9.00	8.74	7.79	-62.8%	-61.7%	-57.0%
03/08/02	04/16/02	Lufthansa Technik AG	Hawker Pacific Aerospace	3.25	3.17	3.15	2.59	2.5%	3.2%	25.5%
03/18/02	09/13/02	Network Associates Inc	McAfee.com Corp	15.43	15.54	17.40	16.25	-0.7%	-11.3%	-5.0%
04/18/02	02/21/03	Investor Group	Partsbase Inc	1.50	1.10	1.04	0.77	36.4%	44.2%	94.8%
05/16/02	08/19/02	IPC Advisors SARL	Balanced Care Corp	0.25	0.10	0.09	0.10	150.0%	177.8%	150.0%
05/31/02	01/17/03	USA Interactive	Ticketmaster	15.85	21.50	22.00	22.03	-26.3%	-28.0%	-28.1%
07/26/02	02/07/03	Valhi Inc	Tremont Corp	65.21	33.20	30.39	29.80	96.4%	114.6%	118.8%
08/14/02	12/31/02	First Banks Inc	First Banks America Inc	40.54	40.35	41.50	40.09	0.5%	-2.3%	1.1%
08/20/02	10/31/02	Union Oil Co of California	Pure Resources Inc	21.48	17.80	16.91	17.55	20.7%	27.0%	22.4%
							Average:	35.7%	38.8%	45.5%
							Median:	27.0%	34.0%	41.2%
							Low:	-62.8%	-61.7%	-57.0%
							High:	220.0%	177.8%	166.7%

Rodman & Renshaw, Inc.	13 of 18

Lexent Inc.
Discounted Cash Flow

	2002	2003E	2004E	2005E	2006E	2007E

Net income		$(11,763)	$(4,765)	$(1,069)	$1,540	$1,958
Adjustments
Depreciation		2,455	1,095	1,096	759	780
Non-cash stock based compensation		3,036	—	—	—	—
Loss of deposit		(2,012)	—	—	—	—
Changes in working capital		17,302	(530)	(948)	(716)	(358)
Capital expenditure		(600)	(800)	(1,000)	(1,000)	(1,000)
Debt repayment		(2,105)	(394)	—	—	—
Payments from restructuring		(4,053)	(1,400)	(1,200)	(740)	(750)
Long-term incentive compensation		600	600	600	600	—

Total adjustments		14,623	(1,429)	(1,452)	(1,097)	(1,328)

Net cash flow from operations		2,860	(6,194)	(2,521)	443	630
Terminal value:
2007 EBITDA						1,517
EV/EBITDA multiple						5.4

Projected EV						8,241
Less restructuring reserve						(2,446)
Less incentive comp.						(3,000)

Equity value						2,795

Total cash flows	$72,411	$2,860	$(6,194)	$(2,521)	$443	$3,425

	Low	High

Discount rate	25.0%	15.0%
Equity value	$70,748	$70,513
Price per share	$1.66	$1.66

Rodman & Renshaw, Inc.	14 of 18

Lexent Inc.
Liquidation Value

	February 28. 2003

		Low		High
	Book
	Value	%	Value	%	Value

Cash	$69,184	100%	$69,184	100%	$69,184
Certificate of deposit	2,001	0%	—	0%	—
Accounts receivable	22,253	70%	15,577	85%	18,915
Retention receivable	3,032	70%	2,122	85%	2,577
Reserve for doubtful accounts	(4,805)	100%	(4,805)	100%	(4,805)
Costs and est. earnings in excess of billings	2,191	30%	657	60%	1,315
Unbilled receivables	204	70%	143	85%	173
Costs of uncompleted jobs	742	30%	223	60%	445
Interest receivable	44	70%	31	100%	44
Prepaids and other current assets	813	0%	—	0%	—
Taxes receivable	14,750	100%	14,750	100%	14,750

Total current assets	110,409		97,882		102,598
PP&E, net	3,620	40%	1,448	70%	2,534
Other assets	865	0%	—	50%	433

Total assets	114,894		99,330		105,565
Less liabilities	(26,755)		(26,755)		(26,755)

Net value	88,139		72,575		78,810
Operating losses during shutdown period	—		(8,213)		(8,213)
Severance & other termination costs	—		(4,187)		(4,187)
Lease obligations, 2004 and beyond	—		(8,568)		(4,284)

Liquidation value	88,139		51,607		62,126
Shares outstanding	42,601		42,601		42,601
Value per share	$2.07		$1.21		$1.46

Rodman & Renshaw, Inc.	15 of 18

Lexent Inc.
Projections

	2002	2003E	2004E	2005E	2006E	2007E

Revenue:
HOK	91,821	82,639	85,118	87,672	90,302	93,011
NNT	33,784	3,410	—	—	—	—
LSI	4,177	10,466	12,036	13,239	14,563	15,292
LMC	—	—	—	—	—	—
Intercompany	(5,937)	—	—	—	—	—

Total	123,845	96,515	97,154	100,911	104,865	108,302
Direct costs:
HOK	83,168	67,764	68,775	69,787	70,797	72,920
NNT	29,297	2,796	—	—	—	—
LSI	3,400	7,850	9,027	9,930	10,923	11,469
LMC	—	—	—	—	—	—
Corp.	(31)	—	—	—	—	—
Intercompany	(5,937)	—	—	—	—	—

Total	109,897	78,410	77,802	79,716	81,719	84,389
Overhead:
HOK	16,361	9,917	9,363	8,767	9,030	9,301
NNT	2,957	409	—	—	—	—
LSI	1,313	1,256	1,324	1,324	1,311	1,376
LMC	—	—	—	—	—	—

Total	20,631	11,582	10,687	10,091	10,341	10,677
Gross profit:
HOK	(7,708)	4,958	6,980	9,118	10,475	10,789
NNT	1,530	205	—	—	—	—
LSI	(536)	1,361	1,685	1,986	2,330	2,447
LMC	—	—	—	—	—	—
Corp.	31	—	—	—	—	—
Intercompany	—	—	—	—	—	—

Total	(6,683)	6,524	8,665	11,104	12,805	13,236
General & administrative	16,031	14,428	13,707	12,336	11,719	11,719

EBITDA	(22,714)	(7,904)	(5,042)	(1,232)	1,086	1,517
Depreciation & amortization	4,786	2,455	1,095	1,096	759	780
Non-cash stock based compensation	3,298	3,036	—	—	—	—
Restructuring charges	9,133	—	—	—	—	—

EBIT	(39,931)	(13,395)	(6,137)	(2,328)	327	737
Interest expense	245	60	9	—	—	—
Interest income	(1,350)	(1,320)	(1,372)	(1,259)	(1,213)	(1,221)
Other expense/(income), net	3,744	—	—	—	—	—
Impairment of goodwill	1,514	—	—	—	—	—

Income before taxes	(44,084)	(12,135)	(4,765)	(1,069)	1,540	1,958
Provision for income tax	6,214	(372)	—	—	—	—

Net income	(50,298)	(11,763)	(4,765)	(1,069)	1,540	1,958
Balance sheet items:
Cash & equivalents	72,411	75,271	69,077	66,556	67,000	67,630
Restricted cash	2,012	—	—	—	—	—
A/R	28,311	24,129	24,288	25,228	26,216	27,076
Other current assets	16,329	1,579	1,579	1,579	1,579	1,579
Current liabilities (exc. debt & restr.)	19,033	17,403	17,033	17,024	17,297	17,798
Working capital, excl. restructuring	25,607	8,305	8,835	9,783	10,499	10,857
Sub. debt & capital leases	2,499	394	—	—	—	—
Restructuring reserve	10,589	6,536	5,136	3,936	3,196	2,446
Long-term incentive compensation	600	1,200	1,800	2,400	3,000	3,000
NOL	19,692	31,828	36,592	37,661	36,121	34,163

Rodman & Renshaw, Inc.	16 of 18

Lexent Inc.
Projections

	2002	2003E	2004E	2005E	2006E	2007E

Assumptions
Revenue growth rates:
HOK		-10.0%	3.0%	3.0%	3.0%	3.0%
NNT		-89.9%	-100.0%	0.0%	0.0%	0.0%
LSI		150.6%	15.0%	10.0%	10.0%	5.0%
LMC		#DIV/0!	0.0%	0.0%	0.0%	0.0%
Intercompany revenue % of HOK & NNT	-4.7%	0.0%	-5.0%	-5.0%	-5.0%	-5.0%
Direct costs:
HOK	90.6%	82.0%	80.8%	79.6%	78.4%	78.4%
NNT	86.7%	82.0%	80.8%	79.6%	78.4%	78.4%
LSI	81.4%	75.0%	75.0%	75.0%	75.0%	75.0%
LMC	#DIV/0!	#DIV/0!	40.0%	40.0%	40.0%	40.0%
Overhead:
HOK	17.8%	12.0%	11.0%	10.0%	10.0%	10.0%
NNT	8.8%	12.0%	11.0%	10.0%	10.0%	10.0%
LSI	31.4%	12.0%	11.0%	10.0%	9.0%	9.0%
LMC	#DIV/0!	#DIV/0!	20.0%	20.0%	20.0%	20.0%
G&A growth rate		-10.0%	-5.0%	-10.0%	-5.0%	0.0%
Interest expense % (prior year)		2.4%	2.4%	2.4%	2.4%	2.4%
Interest income % (prior year)		-1.8%	-1.8%	-1.8%	-1.8%	-1.8%
Depreciation
Existing PP&E
Balance, beginning		4,033	1,790	895	179	—
Depreciation		(2,243)	(895)	(716)	(179)	—
Balance, ending		1,790	895	179	—	—
Gross balance			1,790	1,790	1,790	1,790
% depreciated			50.0%	40.0%	10.0%	0.0%
Maintenance capex
Balance, beginning		—	540	1,140	1,760	2,180
Additions		600	800	1,000	1,000	1,000
Depreciation		(60)	(200)	(380)	(580)	(780)
Balance, ending		540	1,140	1,760	2,180	2,400
Gross balance		600	1,400	2,400	3,400	4,400
Depreciable life, years		5	5	5	5	5
LMC capex
Balance, beginning		—	—	—	—	—
Additions		—	—	—	—	—
Depreciation		—	—	—	—	—
Balance, ending		—	—	—	—	—
Gross balance		—	—	—	—	—
Depreciable life, years			20	20	20	20
Capital expenditure, maintenance	1,019	600	800	1,000	1,000	1,000
Capital expenditure, LMC	—	—	—	—	—	—
Working capital as % of sales	20.7%	8.6%	8.6%	8.6%	8.6%	8.6%

Rodman & Renshaw, Inc.	17 of 18

Lexent Inc.
Shutdown Operating Budget

	3/31/2003	4/30/2003	5/31/2003	6/30/2003	7/31/2003	8/31/2003

Management Budget
Revenue	$8,043	$8,043	$8,043	$8,043	$8,043	$8,043
Direct costs	6,534	6,534	6,534	6,534	6,534	6,534
Overhead	965	965	965	965	965	965

Gross profit	544	544	544	544	544	544
General & administrative	1,202	1,202	1,202	1,202	1,202	1,202

EBITDA	(659)	(659)	(659)	(659)	(659)	(659)
Direct costs %	81.2%	81.2%	81.2%	81.2%	81.2%	81.2%
Overhead %	12.0%	12.0%	12.0%	12.0%	12.0%	12.0%
6 Month Shutdown Plan
Revenue	$8,043	$8,043	$6,032	$4,021	$2,011	$—
Direct costs	6,534	6,534	4,901	3,267	1,634	—
Overhead	965	965	845	684	402	—

Gross profit	544	544	287	71	(25)	—
General & administrative	1,202	1,202	1,202	902	601	301
Incremental bad debt expense	1,206	1,206	905	603	302	—

EBITDA	(1,865)	(1,865)	(1,820)	(1,434)	(928)	(301)
Revenue, % of budget	100.0%	100.0%	75.0%	50.0%	25.0%	0.0%
Direct costs %	81.2%	81.2%	81.2%	81.2%	81.2%	81.2%
Overhead %	12.0%	12.0%	14.0%	17.0%	20.0%	0.0%
G&A, % of budget	100.0%	100.0%	100.0%	75.0%	50.0%	25.0%
Inc. bad debt expense, % of revenue	15.0%	15.0%	15.0%	15.0%	15.0%	15.0%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	9/30/2003	10/31/2003	11/30/2003	12/31/2003	1/31/2004	2/29/2004	Total

Management Budget
Revenue	$8,043	$8,043	$8,043	$8,043	$8,043	$8,043	$96,515
Direct costs	6,534	6,534	6,534	6,534	6,534	6,534	78,410
Overhead	965	965	965	965	965	965	11,582

Gross profit	544	544	544	544	544	544	6,524
General & administrative	1,202	1,202	1,202	1,202	1,202	1,202	14,428

EBITDA	(659)	(659)	(659)	(659)	(659)	(659)	(7,904)
Direct costs %	81.2%	81.2%	81.2%	81.2%	81.2%	81.2%
Overhead %	12.0%	12.0%	12.0%	12.0%	12.0%	12.0%
6 Month Shutdown Plan
Revenue	$—	$—	$—	$—	$—	$—	$28,150
Direct costs	—	—	—	—	—	—	22,870
Overhead	—	—	—	—	—	—	3,861

Gross profit	—	—	—	—	—	—	1,420
General & administrative	—	—	—	—	—	—	5,410
Incremental bad debt expense	—	—	—	—	—	—	4,223

EBITDA	—	—	—	—	—	—	(8,213)
Revenue, % of budget	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Direct costs %	81.2%	81.2%	81.2%	81.2%	81.2%	81.2%
Overhead %	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
G&A, % of budget	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Inc. bad debt expense, % of revenue	15.0%	15.0%	15.0%	15.0%	15.0%	15.0%

Rodman & Renshaw, Inc.	18 of 18